UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 3, 2005


                            Kinetic Concepts, Inc.
            (Exact name of registrant as specified in its charter)


           Texas                    0001-09913                   74-1891727
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  (State or other                 (Commission                 (IRS Employer
   jurisdiction                   File Number)              Identification No.)
  of incorporation)


                 8023 Vantage Drive                                78230
                 San Antonio, Texas
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (210) 524-9000


(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On March 3, 2005, Kinetic Concepts, Inc. (the "Company"), issued a press release announcing the appointment of Stephen D. Seidel as General Counsel and Secretary, effective April 1, 2005. The Company also announced that Dennis Noll, former General Counsel and Secretary, will remain with the Company as Vice President, Community Affairs and will continue to oversee pending litigation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release dated March 3, 2005.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KINETIC CONCEPTS, INC.
                                                 (REGISTRANT)


Date: March 3, 2005                              By:   /s/ Martin J. Landon
                                                       -----------------------
                                                 Name:  Martin J. Landon
                                                 Title: Vice President and
                                                        Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

99.1           Press Release dated March 3, 2005.